Exhibit 10.34
                                                                   -------------

                                ENDORSEMENT NO. 4
                               TO PROMISSORY NOTE
                               ------------------

         ENDORSEMENT NO. 4, dated as of February 1, 2005 to the Promissory Note, dated May 3, 2002 (the "Note") by LEVCOR INTERNATIONAL, INC., a New York corporation (the "Borrower") in favor of JPMORGAN CHASE BANK, a New York banking corporation (the "Bank").

         WHEREAS, the Borrower has executed and delivered to the Bank the Note; and

         WHEREAS, the Borrower and the Bank desire to amend the Note on the terms and conditions set forth herein to change the maturity date of the Note to December 31, 2006;

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. The date "December 31, 2005" which appears in first line thereof is hereby deleted and the date "December 31, 2006" is substituted in its place.

         2. Except as otherwise expressly provided herein, the terms and conditions of the Note shall continue in full force and effect.

         3. This Endorsement No. 4 shall be governed by and construed in accordance with New York law.

         IN WITNESS WHEREOF, the parties hereto have caused this Endorsement No.
4. to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                       LEVCOR INTERNATIONAL, INC.


                                       By: /s/ ROBERT A. LEVINSON
                                           -------------------------------------
                                           Name:  Robert A. Levinson
                                           Title: Chairman of the Board,
                                                  President and Chief Executive
                                                  Officer



                                       JPMORGAN CHASE BANK


                                       By: /s/ JOHN J. MULVEY, V.P.
                                           -------------------------------------
                                           John J. Mulvey, V.P.

                           ACKNOWLEDGMENT AND CONSENT
                           --------------------------


         The undersigned hereby consents to the execution and delivery by LEVCOR INTERNATIONAL, INC. ("Levcor") of Endorsement No. 4, dated February 1, 2005 (the "Endorsement") to the Promissory Note, dated May 3, 2002 made by Levcor to JPMORGAN CHASE BANK (the "Bank") in the principal amount of $3,000,000 (the "Note") and acknowledges and agrees that the execution and delivery by Levcor of the Endorsement to the Note shall have no effect upon (a) the undersigned's Guaranty, dated April 30, 2002 (the "Guaranty") of Levcor's obligations to the Bank pursuant to the Note, (b) the undersigned's Pledge Agreement, dated January 24, 2003 (the "Pledge Agreement") granting to the Bank a security interest in a certain collateral securities account maintained at LEHMAN BROTHERS INC. ("LBI") and (c) the Pledged Collateral Account Control Agreement, dated as of April 29, 2002 (the "Control Agreement"), executed by the undersigned, LBI and the Bank, each of which shall remain in full force and effect. Undersigned further confirms that no Default or Event of Default has occurred or is continuing pursuant to the terms of the Note, the Guaranty or the Control Agreement.


                                       /s/ ROBERT A. LEVINSON
                                       -----------------------------------------
                                       Robert A. Levinson